UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 16, 2011

AMERICAN STANDARD ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54471	20-2791397
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4800 North Scottsdale Road, Suite 1400, Scottsdale, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 371-1929

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 16, 2011, American Standard Energy Corp. (the “Company”) sent to Cross Border Resources, Inc. (“Cross Border”) a letter terminating that certain previously disclosed letter of intent (the “LOI”), dated November 22, 2011, pursuant to its terms, which was accepted and agreed to by Cross Border. The termination became effective immediately. There are no early termination penalties.

The foregoing summary of the terminated LOI is qualified in its entirety by reference to the full text of the LOI, a corrected copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

99.1	Letter of Intent dated November 22, 2011, from American Standard Energy Corp. to Cross Border Resources, Inc. (1)

99.2	Press Release

(1)	This exhibit replaces the Letter of Intent filed as Exhibit 99.1 to Form 8-K filed on November 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2011	AMERICAN STANDARD ENERGY CORP.

	By:	/s/ Scott Feldhacker
Scott Feldhacker
Chief Executive Officer